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                                                                      Exhibit 21

                           SUBSIDIARIES OF THE COMPANY


                                                                 State of
                                                                 Incorporation
Subsidiary                                                       or Organization
----------                                                       ---------------
Mid Continent Market Center, Inc. ........................................Kansas
Market Center Gathering, Inc. ............................................Kansas
Mid Continent Transportation, Inc. .....................................Delaware
ONEOK Sayre Storage Company ............................................Delaware
OkTex Pipeline Company .................................................Delaware
ONEOK Gas Transportation, L.L.C. .......................................Oklahoma
ONEOK Gas Storage Holdings, Inc. .......................................Delaware
ONEOK Texas Gas Storage, L.P. .............................................Texas
ONEOK WesTex Transmission, L.P. ........................................Delaware
ONEOK Gas Storage, L.L.C. ..............................................Oklahoma
ONEOK Palo Duro Pipeline Company, Inc. .................................Delaware
ONEOK Resources Company ................................................Delaware
ONEOK Services Company .................................................Oklahoma
ONEOK Technology Company ...............................................Delaware
ONEOK Energy Marketing and Trading Company, II .........................Delaware
Kansas Gas Marketing Company .............................................Kansas
ONEOK Energy Marketing and Trading Company, L.P. ..........................Texas
ONEOK Energy Marketing Holdings, Inc. ..................................Oklahoma
ONEOK Energy Marketing Company .........................................Oklahoma
ONEOK Power Marketing Company ..........................................Delaware
ONEOK Leasing Company ..................................................Delaware
ONEOK Parking Company ..................................................Delaware
ONEOK Field Services Company ...........................................Oklahoma
ONEOK Bushton Processing, Inc. .........................................Delaware
Blue Moon Holdings, L.L.C. .............................................Delaware
ONEOK Field Services Holdings, Inc. ....................................Oklahoma
ONEOK Texas Field Services, L.P. ..........................................Texas
ONEOK Field Services Transmission, L.L.C. ..............................Oklahoma
ONEOK Gas Processing, L.L.C. ...........................................Oklahoma
ONEOK International, Inc. ..............................................Delaware
ALPHA Transmission Company .............................................Oklahoma
Oklahoma Natural Energy Services Company ...............................Oklahoma
ONEOK Gas Gathering, L.L.C. ............................................Oklahoma
Potato Hills Gas Gathering System (joint venture) ......................Oklahoma
ONEOK Financing Company ..................................................Kansas
Oasis Acquisition Corporation ........................................California
Kansas Gas Service Company ...............................................Kansas

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Sycamore Gas System (general partnership) ..............................Oklahoma
Fox Plant, L.L.C. ......................................................Delaware
Kansas Gas Supply Corporation ..........................................Delaware
ONEOK Midstream Gas Supply, L.L.C. .....................................Oklahoma
ONEOK NGL Marketing, L.P. .................................................Texas
ONEOK WesTex Gas Pipeline, Inc. ........................................Oklahoma
ONEOK Texas Resources, Inc. ............................................Delaware


         In addition to the interests of the Company in the Subsidiaries set forth above, the Company also directly or indirectly holds various interests in oil and gas wells and related projects and holds various undivided interests in gasoline plants and other facilities relating to the oil and gas business and holds minority interests in various other entities and ventures.

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